AAMA EQUITY FUND Ticker: AMFEX
SUMMARY PROSPECTUS	October 28, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Fund’s prospectus and other information about the Fund, go to www.aamafunds.com/prospectuses-and-reports.html, call 1-800-701-9502, or send a request to bbaker@aamamail.com.

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-800-701-9502 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-701-9502. If you own shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Investment Objective

The Fund seeks to generate long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution (Rule 12b-1) Fees	None
Other Expenses[1]	0.15%
Acquired Fund Fees and Expenses (AFFE)[2]	0.02%
Total Annual Fund Operating Expenses[3]	1.17%

[1]	“Other Expenses” have been restated to reflect current fees.
[2]	Includes indirect expenses of securities of other mutual funds or exchange-traded funds held by the Fund.
[3]

The Total Annual Fund Operating Expenses differ from the ratio of total expenses to average net assets found within the “Financial Highlights” section of the prospectus because Other Expenses have been restated to reflect current fees and the Total Annual Fund Operating Expenses include AFFE.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$119
Three Years	$372
Five Years	$644
Ten Years	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategy

The Fund, under normal market circumstances, will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of any size capitalization. The Fund invests primarily in common stocks and exchange-traded funds (“ETFs”) but may also invest in other types of equity securities including, preferred stock, investments in foreign equity securities through U.S. stock exchange listed American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), or mutual funds that invest in the types of securities in which the Fund would normally invest, and securities convertible into such securities.

In managing the Fund, the Adviser employs a multi-step process that combines research, valuation, and stock selection. The Adviser takes an in-depth look at economic sectors and compares their current valuation relative to their historical valuation, historical earnings growth rates, and forecasted growth rates. The research process results in a ranking of economic sectors by their relative attractiveness and ultimately their relative weighting within the Fund.

The Adviser then screens the companies within each sector for various financial factors that it believes are most important in the current market environment. These factors may include earnings growth, dividend yield, balance sheet quality, or other specific financial ratio analysis. The Adviser then buys and sells equity securities, ETFs, or mutual funds that, when combined, provide the targeted economic sector allocations and capitalization ranges. In general, the Adviser buys equity securities that are identified as most attractive for relative performance and sells such securities when they appear less attractive.

Although the Fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector.

The Fund may use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. For purposes of the Fund’s 80% policy, derivatives are valued on a mark-to-market basis.

The Fund may also invest in cash, money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or US Government securities at any time to maintain liquidity or pending selection of investments in accordance with its principal investment strategies and the Adviser’s investment process.

Principal Investment Risks

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The Fund’s shares are not bank deposits and are not guaranteed, endorsed, or insured by any financial institution, government authority or the FDIC. Among the principal risks of investing in the Fund, which may adversely affect the Fund’s performance and ability to meet its investment objective, are:

Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

Equity Securities Risk. Since it primarily purchases equity securities, the Fund is subject to the risk that events negatively affecting issuers, industries, or financial markets in which the Fund invests will impact the value of the equity securities held by the Fund and thus, the value of the Fund’s shares over short or extended periods. A decline in value could result from, among other things, a negative development of the issuer of the security, an industry, a sector of the economy, or the overall securities market.

Management Risk. The Fund is subject to management risk due to the active nature of its management. Portfolio management will apply investment techniques, experience, and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by portfolio management will achieve the investment objectives.

Small-Cap and Mid-Cap Company Risk. The small and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small, and mid-capitalization stocks may be more volatile than those of larger companies.

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may go down in price.

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends than value stocks, and may be more adversely affected in a down market.

Other Investment Company Risk If the Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

Exchange-Traded Fund Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile. In addition, Fund shareholders indirectly bear the expenses of the ETFs.

Foreign Investing Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values and adverse political, social and economic developments affecting a foreign country. Prices of foreign securities may be more volatile than those of their domestic counterparts.

Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investment may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

Depositary Receipts Risk. The Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American depositary receipts (ADRs). Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer.

Convertible Securities Risk. A convertible security is generally a debt obligation, preferred stock or other security that pays interest or dividends and may be converted by the holder within a specified period of time into common stock. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).

Real Estate Investment Trusts (REITs) Risk. Investing in REITs is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance.

Derivatives Risk. Derivatives, such as futures and options, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged”, which may magnify or otherwise increase investment losses.

Money Market Fund Risk. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable net asset value money market mutual fund.

U.S. Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Redemption Risk. The Fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the Fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs.

Cybersecurity Risk. The Fund, its service providers, issuers of securities held by the Fund, or other market participants (such as counterparties to certain Fund transactions) may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its investment adviser, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Fund. The Fund may also incur additional costs for cyber security risk management purposes. Cyber-attacks affecting issuers of securities held by the Fund or other market participants may cause losses for the Fund.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the high level of interdependence among global economies and markets, conditions in one country, market, or region may adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) global pandemic which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While U.S. and global economies are recovering from the effects of COVID-19, the recovery may be volatile and may last for a prolonged period of time.

Fund Performance Information

The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The bar chart and table below assume reinvestment of dividends and distributions.

Annual Total Returns

The bar chart below provides an illustration of the Fund’s performance.

Annual Return for the Year Ended December 31

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.83% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -17.96% (quarter ended March 31, 2020). The Fund’s fiscal year end is June 30. The Fund’s year-to-date return through September 30, 2021 was 11.23%.

Average Annual Total Returns (For the periods ended December 31, 2020)

The table below shows returns on a before-tax and after-tax basis. After-tax returns will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available by calling 800-701-9502.

	1 Year	Since Inception*
AAMA Equity Fund (before taxes)	12.70%	11.81%
AAMA Equity Fund (after taxes on distributions)	12.58%	11.63%
AAMA Equity Fund (after taxes on distributions and redemptions)	7.60%	9.26%
S&P 500 Index** (reflects no deductions for fees, expenses or taxes)	18.40%	15.53%

*	AAMA Equity Fund commenced operations on July 3, 2017.
**	The S&P 500 Index is an unmanaged index generally representative of the U.S. Stock Market as a whole.

Investment Adviser

Advanced Asset Management Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers

Portfolio Managers	Company Title	Experience with Fund
Robert D. Baker	President	Since June 2017
Philip A. Voelker	Chief Investment Officer	Since June 2017

Purchase and Sale of Fund Shares

Minimum Initial Investment. The minimum initial investment in the Fund is $10,000. There is no minimum additional investment amount required for the Fund. This minimum investment requirement may be waived or reduced for any reason at the discretion of the Fund.

General Information. You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the AAMA Equity Fund, P.O. Box 46707, Cincinnati, OH 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-800-701-9502 for assistance.

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that are generally taxable as ordinary income or capital gains (regardless of whether you elect to receive or reinvest such distributions), except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund does not charge a Sales Charge (Load) or Distribution (12b-1) Fee. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. Certain financial intermediaries may charge fees for their services, and the Adviser may pay those fees out of its own resources. These payments are sometimes referred to as “revenue sharing”. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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